Prospectus

May 5, 2022, as revised May 13, 2022

THE U.S. SECURITIES AND EXCHANGE COMMISSION (“SEC”) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

WisdomTree Trust

WisdomTree Fixed Income ETFs* WisdomTree Inflation Adjusted Corporate Bond Fund (SHCK) * Principal U.S. Listing Exchange: NASDAQ

WisdomTree Trust

WisdomTree Inflation Adjusted Corporate Bond Fund

Investment Objective

The WisdomTree Inflation Adjusted Corporate Bond Fund (the “Fund”) seeks to provide income representative of a portfolio of U.S. dollar-denominated, investment grade corporate bonds, while positioning to mitigate inflation risk and potentially benefit from unanticipated increases in inflation.

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. The fees are expressed as a percentage of the Fund’s average net assets.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.23%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%[1]
Total Annual Fund Operating Expenses	0.23%

[1]	Other Expenses are based on estimated amounts for the current fiscal year.

Example

The following example is intended to help retail investors compare the cost of investing in the Fund shares with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they were to invest $10,000 in the Fund for the time periods indicated and then redeem all of the shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commissions that retail investors may pay to buy and sell shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$24	$74

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.

Principal Investment Strategies of the Fund

The Fund is an actively managed exchange traded fund (“ETF”) that seeks to achieve its investment objective by holding a portfolio of U.S. dollar-denominated investment grade corporate bonds as well as positions in inflation swaps or other derivatives structured to benefit from market environments where realized inflation exceeds market expectations for inflation (“inflation surprises”). During periods where realized inflation is less than or equal to market expectations, the Fund attempts to mitigate the inflation risk of the underlying corporate bond portfolio.

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With regard to the bond portion of the Fund, under normal circumstances, corporate bonds meet the following criteria: (i) pay fixed-rate coupons; (ii) have at least $350 million in par amount outstanding; (iii) have a remaining maturity of at least one year; and (iv) be rated investment grade (at least BBB- or Baa3) by Standard & Poor’s or Moody’s. All bonds are denominated in U.S. dollars.

The Fund attempts to potentially benefit from inflation surprises or, when there are no inflation surprises, mitigate the inflation risk of the underlying corporate bond portfolio primarily through its active management of inflation swaps (i.e., contracts in which the Fund will make one or more fixed-rate payments based on a notional reference amount while receiving one or more floating-rate payments on the same notional reference amount determined from an inflation index). The Fund may also take positions in Treasury futures, interest rate swaps, total return swaps of inflation-linked bonds, or interest rate options depending on market conditions.

The Fund may invest in U.S. Treasury securities (nominal, floating rate and inflation-linked) and other liquid short-term investments as collateral for its inflation swap and other derivative positions.

Principal Risks of Investing in the Fund

You can lose money on your investment in the Fund. The Fund is subject to the risks described below. The risks are generally presented in alphabetical order to facilitate finding particular risks when comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objective. For more information about the risks of investing in the Fund, see the sections in the Fund’s Prospectus titled “Additional Principal Risk Information About the Fund” and “Additional Non-Principal Risk Information.”

■	Interest Rate Risk. Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates and changes to other factors, such as perception of an issuer’s creditworthiness. Funds with higher durations generally are subject to greater interest rate risk. For example, the price of a security with a seven-year duration would be expected to drop by approximately 7% in response to a 1% increase in interest rates.

■	Counterparty and Issuer Credit Risk. As a result of its financial condition, the issuer of a debt security or other instrument, or the counterparty to a derivative or other contract, may default, become unable to pay interest or principal due, or otherwise fail to honor its obligations or be perceived (whether by market participants, rating agencies, pricing services or otherwise) as being in such situations. The value of an investment in the Fund may change quickly and without warning in response to issuer or counterparty defaults, changes in the credit ratings of the Fund’s portfolio investments and/or perceptions related thereto.

■	Derivatives Risk. Derivatives are financial instruments that derive their performance from an underlying reference asset, such as a commodity, index, interest rate or inflation rate. The return on a derivative instrument may not correlate with the return of its underlying reference asset. Derivatives are subject to a number of risks described elsewhere in the Fund’s Prospectus, such as counterparty and issuer credit risk, interest rate risk, market risk and issuer-specific risk. Derivatives can be volatile and may be less liquid than other securities. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.

■	Swaps Risk. A swap is an agreement between two parties to exchange the cash flows or values of one asset for another. An inflation swap typically involves making one or more fixed rate payments based on a notional reference amount while receiving one or more floating-rate payments on the same notional reference amount determined from an inflation index. An interest rate swap typically involves the exchange of a floating interest rate payment for a fixed interest payment. A total return swap is an agreement between two parties in which one party agrees to make payments of the total return of a reference asset, e.g., an inflation-linked bond, in return for payments equal to a rate of interest on another reference asset.

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The risks of swaps include but are not limited to the potential to increase or decrease the overall volatility of the Fund’s investments and its share price.

■	Futures Contracts Risk. A futures contract may generally be described as an agreement for the future sale by one party and the purchase by another of a specified security or instrument, including, but not limited to, U.S. Treasuries, at a specified price and time. An interest rate futures contract is a futures contract that uses an underlying instrument that pays interest, such as U.S. Treasuries, and allows the seller and purchaser to lock in the price of an interest-bearing asset for a future date. Futures contracts have standardized terms and trade on an exchange, where prices are settled on a daily basis until the end of the contract. The risks of futures contracts include but are not limited to: (1) the success of the Adviser’s and Sub-Adviser’s ability to predict movements in the prices of individual currencies or securities, fluctuations in markets and movements in interest rates; (2) an imperfect or no correlation between the changes in market value of the currencies or securities and the prices of futures contracts; and (3) there is no guarantee that an active market will exist for the contracts at any particular time.

■	Options Risk. Options may be subject to volatile swings in price influenced by changes in underlying reference assets. An interest rate option is an option that uses an interest rate as the underlying reference asset. If the relevant interest rate does not rise above the interest rate level tied to the option’s strike price, the purchaser of the interest rate call option may lose the entire amount of the premium paid for the call option. The call options purchased by the Fund may have imperfect correlation to interest rates.

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■	Investment Risk. As with all investments, an investment in the Fund is subject to loss, including the possible loss of the entire principal amount of an investment, over short or long periods of time.

■	Market Risk. The trading prices of fixed income securities and other instruments fluctuate in response to a variety of factors, such as economic, financial or political events that impact the entire market, market segments, or specific issuers. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time. In addition, the respiratory illness COVID-19 has spread globally for over a year, resulting in a global pandemic and major disruption to economies and markets around the world, including the United States. During this time, financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted or suspended. Liquidity for many instruments has been greatly reduced for periods of time. Although many global economies have begun to re-open as infection and hospitalization rates decline, some economies, including those of countries with limited access to COVID-19 vaccines, have struggled to control the spread of the virus and re-open their economies. As a result, it remains unclear how COVID-19 will impact global markets in the future.

■	Shares of the Fund May Trade at Prices Other Than NAV. As with all exchange traded funds (“ETFs”), Fund shares may be bought and sold in the secondary market at market prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and there may be times when the market price of the shares is more than the NAV (premium) or less than the NAV (discount). This risk is heightened in times of market volatility or periods of steep market declines. Additionally, in stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

■	Active Management Risk. The Fund is actively managed using proprietary investment strategies and processes. There can be no guarantee that these strategies and processes will be successful or that the Fund will achieve its investment objective.

■	Cash Redemption Risk. The Fund generally redeems shares for cash or otherwise includes cash as part of its redemption proceeds. The Fund may be required to sell or unwind portfolio investments in order to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

■	Cybersecurity Risk. The Fund and its service providers may be susceptible to operational and information security risks resulting from a breach in cybersecurity, including cyber-attacks. A breach in cybersecurity, intentional or unintentional, may adversely impact the Fund in many ways, including, but not limited to, disruption of the Fund’s operational capacity, loss of proprietary information, theft or corruption of data, denial-of-service attacks on websites or network resources, and the unauthorized release of confidential information. Cyber-attacks affecting the Fund’s third-party service providers, market makers, institutional investors authorized to purchase and redeem shares directly from the Fund (i.e., Authorized Participants), or the issuers of securities in which the Fund invests may subject the Fund to many of the same risks associated with direct cybersecurity breaches.

■	Geopolitical Risk. The United States has experienced security concerns, war, threats of war, aggression and/or conflict, terrorism, economic uncertainty, sanctions or the threat of sanctions, natural and environmental disasters, the spread of infectious illness, widespread disease or other public health issues and/or systemic market dislocations (including due to events outside of the United States) that have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on the U.S. and world economies and markets generally, each of which may negatively impact the Fund’s investments.

■	Issuer-Specific Risk. Issuer-specific events, including changes in the actual or perceived financial condition of an issuer, can have a negative impact on the value of the Fund.

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■	Liquidity Risk. The Fund may be unable to sell illiquid or less liquid securities at an advantageous time or price or achieve its desired level of exposure. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment.

■	Non-Diversification Risk. The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. To the extent the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

■	Portfolio Turnover Risk. The Fund’s investment strategy may result in a high portfolio turnover rate. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and the distribution of additional capital gains, which generate greater tax liabilities for shareholders. These factors may negatively affect the Fund’s performance.

■	Prepayment Risk and Extension Risk. Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the Fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The Fund may also lose any premium it paid on prepaid securities. Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the Fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The Fund may also lose any premium it paid on prepaid securities. If interests rate rise, then issuers may extend the duration of a fixed income security so that it is paid off more slowly than expected and the value of the security may decline.

Fund Performance

The Fund is new and therefore does not have a performance history. Updated performance information for the Fund will be available online on the Fund’s website at www.wisdomtree.com.

Management

Investment Adviser and Sub-Adviser

WisdomTree Asset Management, Inc. (“WisdomTree Asset Management” or the “Adviser”) serves as investment adviser to the Fund. Voya Investment Management Co., LLC (“Voya IM” or the “Sub-Adviser”) serves as sub-adviser to the Fund.

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Portfolio Managers

The Fund is managed by Voya IM's Investment Grade Credit Portfolio Management team. The individual members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are described below.

Travis King, CFA, Portfolio Manager, has been a portfolio manager of the Fund since inception in May 2022.

Anil Katarya, CFA, Portfolio Manager, has been a portfolio manager of the Fund since inception in May 2022.

Kurt Kringelis, CFA, Portfolio Manager, has been a portfolio manager of the Fund since inception in May 2022.

Buying and Selling Fund Shares

The Fund is an ETF. This means that individual shares of the Fund are listed on a national securities exchange, such as NASDAQ, and may only be purchased and sold in the secondary market through a broker-dealer at market prices. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). In addition, an investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying and selling shares in the secondary market (the “bid/ask spread”). Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.wisdomtree.com.

The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”), which only certain institutions or large investors (typically market makers or other broker-dealers) may purchase or redeem. The Fund issues and redeems Creation Units in exchange for a portfolio of securities and/or U.S. cash.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), WisdomTree Asset Management or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

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Additional Information About the Fund

Additional Information About the Fund’s Investment Objective

Since the Fund’s investment objective has been adopted as a non-fundamental investment policy, the Fund’s investment objective may be changed without a vote of shareholders upon 60 days’ written notice to shareholders.

Additional Information About the Fund’s Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in corporate bonds, U.S. government securities, and other financial instruments that in combination have economic characteristics similar or equivalent to corporate bonds the yields of which have been adjusted for inflation risk. If subsequent to an investment, the 80% requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this policy. The Trust will provide shareholders with sixty (60) days’ prior notice of any change to this policy for the Fund.

The Fund utilizes a quantitative framework for selecting corporate bonds for investment. In defining the investment universe for bond selection, the Fund looks to isolate bonds that have favorable fundamentals and tilts to those bonds with favorable income and valuation characteristics.

Once the universe of eligible bonds is determined, individual bonds are considered relative to their broad sector peers (e.g., industrials, financials and utilities) based on fundamental and market metrics. The bonds are ranked within each sector based on a composite of these factor scores, with bonds ranking within the bottom quintile removed from consideration.

The relative income potential of each of the remaining bonds is evaluated in terms of the credit and interest rate risk it entails (“risk-adjusted income potential”). A risk-adjusted income score is calculated, used to compare bonds within each major sector, and ultimately tilt the bond’s exposure relative to its market capitalization weight. Issuer exposure is capped at 5%, with excess exposure distributed to the remaining bonds on a pro-rata basis.

The Fund may achieve its exposure to corporate bonds by holding the securities directly or through an investment in one or more other underlying funds.

Non-Principal Information About the Fund’s Investment Strategies

The Fund may invest in other investments that the Fund believes will help it achieve its investment objective, including cash and cash equivalents.

Temporary Defensive Strategies. The Fund reserves the right to invest in U.S. government securities, money market instruments, and cash, without limitation, as determined by the Adviser or Sub-Adviser, in response to adverse market, economic, political or other conditions. In the event that the Fund engages in temporary defensive strategies that are inconsistent with its investment strategies, the Fund’s ability to achieve its investment objective may be limited.

Securities Lending. The Fund may lend its portfolio securities in an amount not to exceed one third (33 1/3%) of the value of its total assets via a securities lending program through its securities lending agent, State Street Bank and Trust Company, to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. A securities lending program allows the Fund to receive a portion of the income generated by lending its securities and investing the respective collateral. The Fund will receive collateral for each loaned security which is at least equal to the market value of that security, marked to market each trading day. In the securities lending program, the borrower generally has

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the right to vote the loaned securities; however, the Fund may call loans to vote proxies if a material issue affecting the Fund’s economic interest in the investment is to be voted upon. Security loans may be terminated at any time by the Fund.

Additional Principal Risk Information About the Fund

This section provides additional information regarding the principal risks described under “Principal Risks of Investing in the Fund” in the Fund Summary. The Fund is subject to the risks described below. Each of the factors below could have a negative impact on Fund performance and trading prices.

Active Management Risk

The Fund is actively managed using proprietary investment strategies and processes. The Fund is subject to active management or security-selection risk and its performance therefore will reflect, in part, the ability of the Sub-Adviser to select investments and to make investment decisions that are suited to achieving the Fund’s investment objective. The Sub-Adviser’s assessment of a particular investment, company, sector and/or assessment of broader economic, financial or other macro views, may prove incorrect, including because of factors that were not adequately foreseen, and the selection of investments may not perform as well as expected when those investments were purchased or as well as the markets generally, resulting in Fund losses or underperformance. There can be no guarantee that these strategies and processes will produce the intended results and no guarantee that the Fund will achieve its investment objective or outperform other investment strategies over the short- or long-term market cycles. This risk is exacerbated when an investment or multiple investments made as a result of such decisions are significant relative to the Fund’s net assets.

Cash Redemption Risk

The Fund generally redeems shares for cash or otherwise includes cash as part of its redemption proceeds. The Fund may be required to sell or unwind portfolio investments in order to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize capital gains that it might not have recognized if it had made a redemption in-kind (i.e., distribute securities as payment of redemption proceeds). As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

Counterparty and Issuer Credit Risk

To the extent that the Fund engages in investment transactions or enters into derivative or other contracts with third parties (i.e., “counterparties”) then the Fund bears the risk that the counterparty to such contracts may default on its obligations or otherwise fail to honor its obligations or be perceived (whether by market participants, rating agencies, pricing services or otherwise) as being in such situations. If a counterparty defaults on its payment obligations the Fund will lose money and the value of an investment in Fund shares may decrease. In addition, the Fund may engage in such investment transactions with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Listed futures contracts can be traded on futures exchanges without material counterparty credit. After a trade is cleared, the exchange is the ultimate counterparty for all contracts, so the counterparty risk on a listed futures contract ultimately is the creditworthiness of the exchange’s clearing corporation.

The financial condition of an issuer of a debt security or other issuer may cause it to default or become unable to pay interest or principal due on the security. The Fund cannot collect interest and principal payments on a security if the issuer defaults. Recent events in the financials sector have resulted in increased concerns about credit risk and exposure. Well-known financial institutions have experienced significant liquidity and other problems and have defaulted on their debt. The degree of credit risk for a particular debt security or other issuer may be reflected in its credit rating. A credit rating is a measure of a bond issuer’s ability to make timely payments of interest and principal. Rating agencies (such as Moody’s, S&P, or Fitch) assign letter designations typically ranging from AAA to A- (lower default risk) through CCC to

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C (higher default risk) or D (in default). A credit rating of BBB- or higher generally is considered “investment grade.” Credit ratings are subjective, do not remove market risk, and represent the opinions of the rating agencies as to the quality of the securities they rate. Credit ratings can change quickly and may not accurately reflect the risk of an issuer. Generally, investment risk and price volatility increase as the credit rating of a security declines. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers. The value of an investment in the Fund may change quickly and without warning in response to issuer defaults, changes in the credit ratings of the Fund’s portfolio investments and/or perceptions related thereto.

Cybersecurity Risk

The Fund and its service providers may be susceptible to operational and information security risks resulting from a breach in cybersecurity, including cyber-attacks. A breach in cybersecurity, intentional or unintentional, may adversely impact the Fund in many ways, including, but not limited to, disruption of the Fund’s operational capacity, loss of proprietary information, theft or corruption of data maintained online or digitally, denial-of-service attacks on websites or network resources, and the unauthorized release of confidential information. Cyber-attacks affecting the Fund’s third-party service providers, including the Adviser, Sub-Adviser, administrator, custodian, and transfer agent, may subject the Fund to many of the same risks associated with direct cybersecurity breaches and adversely impact the Fund. For instance, cyber-attacks may impact the Fund’s ability to calculate its NAV, cause the release of confidential business information, impede trading, cause the Fund to incur additional compliance costs associated with corrective measures, subject the Fund to regulatory fines or other financial losses, and/or cause reputational damage to the Fund. Cybersecurity breaches of market makers, Authorized Participants, or the issuers of securities in which the Fund invests could also have material adverse consequences on the Fund’s business operations and cause financial losses for the Fund and its shareholders. While the Fund and its service providers have established business continuity plans and risk management systems designed to address cybersecurity risks, prevent cyber-attacks and mitigate the impact of cybersecurity breaches, there are inherent limitations on such plans and systems. In addition, the Fund has no control over the cybersecurity protections put in place by its service providers or any other third parties whose operations may affect the Fund or its shareholders.

Derivatives Risk

Derivatives are financial instruments that derive their performance from an underlying reference asset, such as a commodity, index, interest rate or currency exchange rate. Derivatives are subject to a number of risks described elsewhere in this Prospectus, such as market risk and issuer-specific risk. They also involve the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, or that the counterparty to a derivative contract might default on its obligations. Derivatives can be volatile and may be less liquid than other securities. As a result, the value of an investment in the Fund may change quickly and without warning, and you may lose money. Derivatives include futures contracts, swaps and options.

Futures Contracts Risk

A futures contract may generally be described as an agreement for the future sale by one party and the purchase by another of a specified security or instrument at a specified price and time. An interest rate futures contract is a futures contract that uses an underlying instrument that pays interest, such as U.S. Treasuries, and allows the seller and purchaser to lock in the price of an interest-bearing asset for a future date. Futures contracts have standardized terms and trade on an exchange, where prices are settled on a daily basis until the end of the contract. The risks of futures contracts include but are not limited to: (1) the success of the adviser's and sub-adviser's ability to predict movements in the prices of individual currencies or securities, fluctuations in markets and movements in interest rates; (2) an imperfect or no correlation between the changes in market value of the currencies or securities and the

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prices of futures contracts; and (3) no guarantee that an active market will exist for the contracts at any particular time.

Options Risk

Options may be subject to volatile swings in price influenced by changes in underlying reference assets. An interest rate option is an option that uses an interest rate as the underlying reference asset. If the relevant interest rate does not rise above the interest rate level tied to the option’s strike price, the purchaser of the interest rate call option may lose the entire amount of the premium paid for the call option. The call options purchased by the Fund may have imperfect correlation to interest rates. Risks of options include but are not limited to: (1) the success of the adviser's and sub-adviser's ability to predict movements in the prices of individual currencies or securities, fluctuations in markets and movements in interest rates; (2) an imperfect or no correlation between the changes in market value of the currencies or securities and the prices of futures contracts; (3) no guarantee that an active market will exist for the contracts at any particular time; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in options contracts.

Swaps Risk

A swap is an agreement between two parties to exchange the cash flows or values of one asset for another. An inflation swap typically involves making one or more fixed-rate payments based on a notional reference amount while receiving one or more floating-rate payments on the same notional reference amount determined from an inflation index. An interest rate swap typically involves the exchange of a floating interest rate payment for a fixed interest payment. A total return swap is an agreement between two parties in which one party agrees to make payments of the total return of a reference asset, e.g., an inflation-linked bond, in return for payments equal to a rate of interest on another reference asset. The risks of swaps include but are not limited to the potential to increase or decrease the overall volatility of the Fund’s investments and its share price.

Geopolitical Risk

The United States has experienced security concerns, war, threats of war, aggression and/or conflict, terrorism, economic uncertainty, sanctions or the threat of sanctions, natural and environmental disasters, the spread of infectious illness, widespread disease or other public health issues and/or systemic market dislocations (including due to events outside of the United States) that have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on the U.S. and world economies and markets generally. Such geopolitical and other events may also disrupt securities markets and, during such market disruptions, the Fund’s exposure to the other risks described herein will likely increase. For example, a market disruption may adversely affect the orderly functioning of the securities markets. Each of the foregoing may negatively impact the Fund’s investments.

Interest Rate Risk

The market value of fixed income securities, and financial instruments related to fixed income securities, will change in response to changes in interest rates and may change in response to other factors, such as perception of an issuer’s creditworthiness. As interest rates rise, the value of certain fixed income securities is likely to decrease. Similarly, if interest rates decline, the value of fixed income securities is likely to increase. While securities with longer maturities tend to produce higher yields, the prices of longer maturity securities tend to be more sensitive to changes in interest rates and thus subject to greater volatility than securities with shorter maturities. The duration of a Fund is a measure of the Fund portfolio’s sensitivity to changes in interest rates. Duration is important to investors as an indication of the Fund’s sensitivity to changes in interest rates. Funds with longer durations generally are subject to greater interest rate risk. In addition, in response to the COVID-19 pandemic, as with other serious economic disruptions, governmental authorities and regulators are enacting significant fiscal and monetary policy changes, including providing direct capital infusions into companies, creating new monetary programs and lowering interest rates. These actions present heightened risks to debt instruments, and such risks could be even further heightened if these actions are unexpectedly or suddenly reversed or are ineffective in achieving their desired outcomes.

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Investment Risk

As with all investments, an investment in the Fund is subject to loss. Investors in the Fund could lose money, including the possible loss of the entire principal amount of an investment, over short or long periods of time. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Issuer-Specific Risk

Changes in the actual or perceived financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect a security’s or instrument’s value. Issuer-specific events can have a negative impact on the value of the Fund.

Liquidity Risk

The Fund may invest in derivatives and other instruments that may be less liquid than other types of investments. Investments that are less liquid or that trade less can be more difficult or more costly to buy, or to sell, compared to other more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the market for such an investment. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment. In addition, the derivatives in which the Fund invests may not always be liquid. This could have a negative effect on the Fund’s ability to achieve its investment objective and may result in losses to Fund shareholders.

Market Risk

The trading prices of fixed income securities and other instruments fluctuate in response to a variety of factors. These factors include events impacting the entire market or specific market segments, such as political, market and economic developments, including, but not limited to, changes in interest rates, government regulation, and the outlook for economic growth or recession, as well as events that impact specific issuers, such as changes to an issuer’s actual or perceived creditworthiness. The Fund’s NAV and market price, like security, currency and other investment prices generally, may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.

Recent Events

The respiratory illness COVID-19 has spread globally for over a year, resulting in a global pandemic and major disruption to economies and markets around the world, including the United States. During this time, financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted or suspended. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time. In recent months, however, the rapid COVID-19 vaccination rollout in the United States and certain other developed countries, coupled with the passage of stimulus programs in the U.S. and abroad, have resulted in the re-opening of businesses, a reduction in quarantine and masking requirements, increased consumer demand, and the resumption of certain in-person schooling, travel and events. Despite these positive trends, the prevalence of new COVID-19 variants, a failure to achieve herd immunity, or other unforeseen circumstances may result in the continued spread of the virus throughout unvaccinated populations or a resurgence in infections among vaccinated individuals. As a result, it remains unclear if recent positive trends will continue in developed markets and whether such trends will spread world-wide to countries with limited access to vaccines that are still experiencing rising COVID-19 cases, hospitalizations and deaths.

12 WisdomTree Trust Prospectus

Non-Diversification Risk

The Fund is considered to be non-diversified. This means that the Fund may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance. However, the Fund intends to satisfy the asset diversification requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, (the “Code”), for qualification as a regulated investment company (a “RIC”). See the “Taxes – Qualification as a Regulated Investment Company” section of the Statement of Additional Information (“SAI”) for detail regarding the asset diversification requirements.

Portfolio Turnover Risk

The Fund's investment strategies may result in high portfolio turnover rates for the Fund. High portfolio turnover would result in correspondingly greater transaction expenses and may result in the distribution to shareholders of additional capital gains for tax purposes. These factors may negatively affect the Fund’s performance.

Prepayment Risk and Extension Risk

Many fixed income securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if the Fund holds a fixed income security subject to prepayment or call risk, it will not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, the Fund would also be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was paid off. This may adversely affect the Fund’s net asset value. In addition, if the Fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the Fund may lose the amount of the premium paid in the event of prepayment.

Shares of the Fund May Trade at Prices Other Than NAV

As with all ETFs, Fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the shares of the Fund will not materially differ from the Fund’s NAV, there may be times when the market price and the NAV vary significantly, including due to timing reasons, perceptions about the NAV, supply and demand of the Fund’s shares (including disruptions in the creation/redemption process), during periods of market volatility and/or other factors. Thus, you may pay more (or less) than NAV when you buy shares of the Fund in the secondary market, and you may receive more (or less) than NAV when you sell those shares in the secondary market. If an investor purchases Fund shares at a time when the market price is at a premium to the NAV of the Fund’s shares or sells at a time when the market price is at a discount to the NAV of the Fund’s shares, an investor may sustain losses. Additionally, in stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

WisdomTree Trust Prospectus 13

Additional Non-Principal Risk Information

Trading. Although the Fund’s shares are listed for trading on NASDAQ and may be listed or traded on U.S. and non-U.S. stock exchanges other than the Listing Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. The trading market in the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s holdings or due to irregular trading activity in the markets. Trading in shares may be halted due to market conditions or for reasons that, in the view of the Listing Exchange, make trading in shares inadvisable. In addition, trading in shares on the Listing Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Listing Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Listing Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged or that Fund shares will trade with any volume, or at all, on any stock exchange.

Costs of Buying or Selling Shares. Investors buying or selling Fund shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Fund shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to buy shares (the “bid” price) and the price at which an investor is willing to sell shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for shares based on trading volume and market liquidity (including for the underlying securities held by the Fund), and is generally lower if the Fund’s shares have more trading volume and market liquidity and higher if the Fund’s shares have little trading volume and market liquidity. Further, a relatively small investor base in the Fund, asset swings in the Fund and/or increased market volatility may cause increased bid/ask spreads. Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility associated with short selling. Due to the costs of buying or selling Fund shares, including bid/ask spreads, frequent trading of Fund shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.

Investment in ETFs Risk. To the extent the Fund invests a portion of its assets in other ETFs, the Fund’s investment performance and risks may be directly related to the investment performance and risks of such ETFs. Fund shareholders indirectly bear a proportionate share of the fees and expenses of the other ETFs in addition to the Fund’s expenses. These risks include the possibility that an ETF may experience a lack of liquidity that can result in greater volatility than its underlying securities; an ETF may trade at a premium or discount to its net asset value; or an underlying index ETF, if applicable, may not replicate exactly the performance of the benchmark index it seeks to track.

Securities Lending. Although the Fund is indemnified by the Fund’s lending agent for losses incurred in connection with a borrower’s default with respect to a loan, the Fund bears the risk of loss of investing cash collateral and may be required to make payments to a borrower upon return of loaned securities if invested collateral has declined in value. Furthermore, because of the risks in delay of recovery, the Fund may lose the opportunity to sell the securities at a desirable price, and the Fund will generally not have the right to vote securities while they are being loaned. These events could also trigger negative tax consequences for the Fund.

Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Fund shares may trade at a prolonged and material premium or discount to NAV (or not trade at all) and possibly face trading halts and/or delisting: (i) APs exit the business, have a business disruption (including through the types of disruptions described under “Cybersecurity Risk” and “Operational Risk”) or otherwise become unable or unwilling to process creation and/or redemption orders and no other

14 WisdomTree Trust Prospectus

APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business, have a business disruption (including through the types of disruptions described under “Cybersecurity Risk” and “Operational Risk”) or significantly reduce their business activities and no other entities step forward to perform their functions.

Operational Risk. The Fund and its service providers, including the Adviser, Sub-Adviser, administrator, custodian, and transfer agent, may experience disruptions that arise from human error, processing and communications errors, counterparty or third-party errors, technology or systems failures, any of which may have an adverse impact on the Fund. Although the Fund and its service providers seek to mitigate these operational risks through their internal controls and operational risk management processes, these measures may not identify or may be inadequate to address all such risks.

Portfolio Holdings Information

Information about the Fund’s daily portfolio holdings, including the identities and quantities of such portfolio holdings, is available at www.wisdomtree.com. In addition, the Fund discloses its complete portfolio holdings as of the end of its fiscal year (August 31) and its second fiscal quarter (February 28) in its reports to shareholders. The Fund files its complete portfolio holdings as of the end of its first and third fiscal quarters (November 30 and May 31, respectively) with the SEC in Part F of Form N-PORT no later than 60 days after the relevant fiscal period. You can find the SEC filings on the SEC’s website, www.sec.gov, or by calling WisdomTree Trust at 1-866-909-WISE (9473). A summarized description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the SAI.

WisdomTree Trust Prospectus 15

Management

Investment Adviser

As the investment adviser, WisdomTree Asset Management has overall responsibility for the general management and administration of the WisdomTree Trust (the “Trust”) and the Fund. WisdomTree Asset Management is a registered investment adviser with offices located at 250 West 34th Street, 3rd Floor, New York, NY 10119, and is a leader in ETF management. As of February 28, 2022, WisdomTree Asset Management had assets under management totaling approximately $47.3 billion. WisdomTree Investments* is the parent company of WisdomTree Asset Management. WisdomTree Asset Management provides an investment program for the Fund. The Adviser provides proactive oversight of the Sub-Adviser, defined below, daily monitoring of the Sub-Adviser’s buying and selling of securities for the Fund, and regular review of the Sub-Adviser’s performance. In addition, the Adviser arranges for sub-advisory, transfer agency, custody, fund administration, securities lending, and all other non-distribution related services necessary for the Fund to operate.

* “WisdomTree” is a registered mark of WisdomTree Investments and has been licensed for use by the Trust.

For its services, WisdomTree Asset Management expects to receive fees from the Fund, based on a percentage of the Fund’s average daily net assets, as shown in the following table:

Name of Fund	Management Fee
WisdomTree Inflation Adjusted Corporate Bond Fund	0.23%

Under the Investment Advisory Agreement for the Fund, WisdomTree Asset Management has agreed to pay generally all expenses of the Fund, subject to certain exceptions. For a detailed description of the Investment Advisory Agreement for the Fund, please see the “Management of the Trust” section of the SAI. Pursuant to a separate contractual arrangement, WisdomTree Asset Management arranges for the provision of chief compliance officer (“CCO”) services with respect to the Fund, and is liable and responsible for, and administers, payments to the CCO, the Independent Trustees and counsel to the Independent Trustees. WisdomTree Asset Management receives a fee of up to 0.0044% of the Fund’s average daily net assets for providing such services and paying such expenses. WisdomTree Asset Management provides CCO services to the Trust.

The basis for the Board of Trustees’ approval of the Fund’s Investment Advisory Agreement will be available in the Trust’s Annual Report to Shareholders for the period ending August 31, 2022.

Sub-Adviser

Voya Investment Management Co., LLC (“Voya IM”) is responsible for the day-to-day management of the Fund. Voya IM, a registered investment adviser, is a leading innovator in the investment industry and manages global quantitative-based investment strategies for institutional and private investors. Its principal office is located at 230 Park Avenue, New York, New York 10169. As of December 31, 2021, Voya IM had assets under management totaling approximately $268 billion. The Sub-Adviser is a wholly-owned indirect subsidiary of Voya Financial, Inc., a publicly traded financial holding company. Voya IM chooses the portfolio investments of the Fund and places orders to buy and sell the portfolio investments. WisdomTree Asset Management pays Voya IM for providing sub-advisory services to the Fund.

The basis for the Board of Trustees’ approval of the Fund’s Investment Sub-Advisory Agreement will be available in the Trust’s Annual Report to Shareholders for the period ending August 31, 2022.

WisdomTree Asset Management, as the investment adviser for the Fund, may hire one or more sub-advisers to oversee the day-to-day activities of the Fund. The sub-advisers are subject to oversight by WisdomTree Asset Management. WisdomTree Asset Management and the Trust have received an exemptive order from the SEC that permits WisdomTree Asset Management, with the approval of the Independent Trustees of the Trust, to retain unaffiliated investment sub-advisers for the Fund, without submitting the sub-advisory agreement to a vote of the Fund’s shareholders. The Trust will notify shareholders in the event of any change in the identity of such sub-adviser or sub-advisers. WisdomTree Asset Management has ultimate responsibility for the investment performance of the Fund due to its responsibility to oversee each sub-adviser and recommend their hiring, termination and replacement. WisdomTree Asset Management is not required to disclose fees paid to any sub-adviser retained pursuant to the order.

16 WisdomTree Trust Prospectus

Portfolio Managers

The Fund is managed by Voya IM’s Investment Grade Credit Portfolio Management team. The individual members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are described below.

Mr. Travis King is head of investment grade credit on the investment grade corporate team at Voya. Prior to joining the firm, he was a senior fixed income analyst with Reams Asset Management. Travis received a BBA from James Madison University and an MBA from Memorial University. He holds the CFA® designation. He has 24 years of investment experience and has been with the firm for 17 years.

Mr. Anil Katarya is head of credit portfolio management for the investment grade team at Voya. He is responsible for managing the credit allocation for the firm’s external client business across multi-sector and credit portfolios. Prior to joining the firm, Anil was a financial analyst for Mirant Inc. He received a BS in mechanical engineering from Kurukshetra University, India, and an MBA from Georgia State University. Anil holds the CFA® designation. He has 24 years of investment experience and has been with the firm for 22 years.

Mr. Kurt Kringelis is the head of credit strategy and a senior portfolio manager at Voya. Kurt’s previous roles with the firm include senior portfolio manager positions within the investment grade and high yield credit teams. Prior to joining the firm, Kurt was an associate portfolio manager with the high yield group at Equitable Investment Services. He received a BS in finance, an MBA and a JD from the University of Illinois. Kurt is a Certified Public Accountant and holds the CFA® designation. He has 24 years of investment experience and has been with the firm for 22 years.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of shares in the Fund.

WisdomTree Trust Prospectus 17

Additional Information on Buying and Selling Fund Shares

Most investors will buy and sell shares of the Fund through broker-dealers at market prices. Shares of the Fund trade on the Listing Exchange and elsewhere during the trading day and can be bought and sold throughout the trading day like other shares of publicly traded securities. When buying or selling shares through a broker, most investors will incur customary brokerage commissions and charges and you may pay some or all of the spread between the bid and the offered prices in the secondary market for shares. Shares of the Fund trade under the trading symbol listed on the cover of this Prospectus.

Share Trading Prices

Transactions in Fund shares will be priced at NAV only if you are an institutional investor (e.g., broker-dealer) that has signed an agreement with the Distributor (as defined below) and you thereafter purchase or redeem shares directly from the Fund in Creation Units. As with other types of securities, the trading prices of shares in the secondary market can be affected by market forces such as supply and demand, economic conditions and other factors. The price you pay or receive when you buy or sell your shares in the secondary market may be more or less than the NAV of such shares.

Determination of Net Asset Value

The NAV of the Fund’s shares is calculated each day the national securities exchanges are open for trading as of the close of regular trading on the Listing Exchange, generally 4:00 p.m. New York time (the “NAV Calculation Time”). NAV per share is calculated by dividing the Fund’s net assets by the number of Fund shares outstanding.

In calculating its NAV, the Fund generally values: (i) equity securities (including preferred stock) traded on any recognized U.S. or non-U.S. exchange at the last sale price or official closing price on the exchange or system on which they are principally traded; (ii) unlisted equity securities (including preferred stock) at the last quoted sale price or, if no sale price is available, at the mean between the highest bid and lowest ask price; and (iii) fixed income securities at current market quotations or mean prices obtained from broker-dealers or independent pricing service providers. In addition, the Fund may invest in money market funds which are valued at their NAV per share and affiliated ETFs which are valued at their last sale or official closing price on the exchange on which they are principally traded or at their NAV per share in instances where the affiliated ETF has not traded on its principal exchange.

Fair value pricing is used by the Fund when reliable market valuations are not readily available or are not deemed to reflect current market values. Securities that may be valued using “fair value” pricing may include, but are not limited to, securities for which there are no current market quotations or whose issuer is in default or bankruptcy, securities subject to corporate actions (such as mergers or reorganizations), securities subject to non-U.S. investment limits or currency controls, and securities affected by “significant events.” An example of a significant event is an event occurring after the close of the market in which a security trades but before the Fund’s next NAV Calculation Time that may materially affect the value of the Fund’s investment (e.g., government action, natural disaster, or significant market fluctuation). When fair-value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities.

Dividends and Distributions

The Fund intends to pay out dividends on a monthly basis. Nonetheless, the Fund may not make a dividend payment every month.

The Fund intends to distribute its net realized capital gains to investors annually. The Fund occasionally may be required to make supplemental distributions at some other time during the year. Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom you

18 WisdomTree Trust Prospectus

purchased shares makes such option available. Your broker is responsible for distributing the income and capital gain distributions to you.

Book Entry

Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares of the Fund. Participants include DTC, securities brokers and dealers, banks, trust companies, clearing corporations, and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any securities that you hold in book-entry or “street name” form. Your broker will provide you with account statements, confirmations of your purchases and sales, and tax information.

Delivery of Shareholder Documents – Householding

Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, please contact your broker-dealer. If you are currently enrolled in householding and wish to change your householding status, please contact your broker-dealer.

Frequent Purchases and Redemptions of Fund Shares

The Fund has adopted policies and procedures with respect to frequent purchases and redemptions of Creation Units of Fund shares. Since the Fund is an ETF, only APs are authorized to purchase and redeem shares directly from the Fund. Because purchase and redemption transactions with APs are an essential part of the ETF process and may help keep ETF trading prices in line with NAV, the Fund accommodates frequent purchases and redemptions by APs. Frequent purchases and redemptions for cash may increase portfolio transaction costs and may lead to the realization of capital gains. Frequent in-kind creations and redemptions generally do not give rise to these concerns. The Fund reserves the right to reject any purchase order at any time. The Fund reserves the right to impose restrictions on disruptive, excessive, or short-term trading.

Investments by Investment Companies

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including shares of the Fund. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1) of the 1940 Act subject to certain terms and conditions set forth in Rule 12d1-4 under the 1940 Act, including that such investment companies enter into an agreement with the Fund.

WisdomTree Trust Prospectus 19

Additional Tax Information

The following discussion is a summary of some important U.S. federal income tax considerations generally applicable to investments in the Fund. Your investment in the Fund may have other tax implications. Please consult your tax advisor about the tax consequences of an investment in Fund shares, including the possible application of foreign, state, and local tax laws.

The Fund intends to elect and to qualify each year for treatment as a RIC. If it meets certain minimum distribution requirements, a RIC is not subject to tax at the fund level on income and gains from investments that are timely distributed to shareholders. However, the Fund’s failure to qualify as a RIC or to meet minimum distribution requirements would result (if certain relief provisions were not available) in fund-level taxation and consequently a reduction in income available for distribution to shareholders.

Unless you are a tax-exempt entity or your investment in Fund shares is made through tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when:

■	The Fund makes distributions;

■	You sell Fund shares; and

■	You purchase or redeem Creation Units (APs only).

Taxes on Distributions

For federal income tax purposes, distributions of investment income are generally taxable as ordinary income or qualified dividend income. Taxes on distributions of capital gains (if any) are determined by how long the Fund owned the assets that generated them, rather than how long a shareholder has owned Fund shares. Sales of assets held by the Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by the Fund for one year or less generally result in short-term capital gains and losses. Distributions of the Fund’s net capital gain (the excess of net long-term capital gains over net short-term capital losses) that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains. For non-corporate shareholders, long-term capital gains are generally subject to tax at reduced rates. Distributions of short-term capital gain will generally be taxable as ordinary income. Distributions reported by the Fund as “qualified dividend income” are generally taxed to non-corporate shareholders at rates applicable to long-term capital gains, provided holding period and other requirements are met. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. To the extent the Fund lends its securities and receives substitute dividend payments, such payments are not expected to generate qualified dividend income when distributed to shareholders. Since the Fund’s income is derived primarily from sources that do not pay dividends, it is not expected that a substantial portion of dividends paid by the Fund will qualify either for the dividends-received deduction for corporations or for any favorable U.S. federal income tax rate available to non-corporate shareholders on “qualified dividend income.”

A RIC that receives business interest income may pass through its net business interest income for purposes of the tax rules applicable to the interest expense limitations under Section 163(j) of the Code. A RIC’s total “Section 163(j) Interest Dividend” for a tax year is limited to the excess of the RIC’s business interest income over the sum of its business interest expense and its other deductions properly allocable to its business interest income. A RIC may, in its discretion, designate all or a portion of ordinary dividends as Section 163(j) Interest Dividends, which would allow the recipient shareholder to treat the designated portion of such dividends as interest income for purposes of determining such shareholder’s interest expense deduction limitation under Section 163(j). This can potentially increase the amount of a shareholder’s interest

20 WisdomTree Trust Prospectus

expense deductible under Section 163(j). In general, to be eligible to treat a Section 163(j) Interest Dividend as interest income, you must have held your shares in the Fund for more than 180 days during the 361-day period beginning on the date that is 180 days before the date on which the share becomes ex-dividend with respect to such dividend. Section 163(j) Interest Dividends, if so designated by the Fund, will be reported to your financial intermediary or otherwise in accordance with the requirements specified by the Internal Revenue Service (“IRS”).

In general, your distributions are subject to federal income tax for the year in which they are paid. Certain distributions paid in January, but declared by the Fund in October, November or December of the previous year, may be treated as paid on December 31 of the prior year. Distributions are generally taxable even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid for your shares).

WisdomTree Trust Prospectus 21

Dividends and distributions from the Fund and capital gain on the sale of Fund shares are generally taken into account in determining a shareholder’s “net investment income” for purposes of the 3.8% tax on net investment income applicable to certain individuals, estates and trusts.

The Fund may include cash when paying the redemption price for Creation Units in addition to, or in place of, the delivery of a basket of securities. The Fund may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize investment income and/or capital gains or losses that it might not have recognized if it had completely satisfied the redemption in-kind. As a result, the Fund may be less tax efficient if it includes such a cash payment than if the in-kind redemption process was used.

Distributions (other than Capital Gain Dividends) paid to shareholders that are neither citizens nor residents of the U.S. or to foreign entities will generally be subject to a U.S. withholding tax at the rate of 30%, unless a lower treaty rate applies, but Capital Gain Dividends generally are not subject to U.S. taxation, unless you are a nonresident alien individual who is physically present in the United States for 183 days or more per year. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest related dividend” or a “short term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Different tax consequences may result if you are a non-U.S. shareholder engaged in a trade or business within the United States.

You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as “buying a dividend” and should be avoided by taxable investors.

The Fund (or your broker) will inform you of the amount and character of any distributions shortly after the close of each calendar year.

The Fund (or financial intermediaries, such as brokers, through which shareholders own Fund shares) generally is required to withhold and to remit to the U.S. Treasury a percentage of the taxable distributions and the sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify that he, she or it is not subject to such withholding.

Taxes When You Sell Fund Shares

Any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if you held the shares you sold for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as a short-term gain or loss, except that any capital loss on a sale of shares held for six months or less is treated as a long-term capital loss to the extent of Capital Gain Dividends paid with respect to such shares. The ability to deduct capital losses may be limited depending on your circumstances.

Taxes on Creation and Redemption of Creation Units

An Authorized Participant having the U.S. dollar as its functional currency for U.S. federal income tax purposes that exchanges securities for Creation Units generally will recognize a gain or loss equal to the difference between (i) the sum of the market value of the Creation Units at the time of the exchange and any amount of cash received by the Authorized Participant in the exchange and (ii) the sum of the exchanger’s aggregate basis in the securities surrendered and any amount of cash paid for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate U.S. dollar market value of the securities plus the amount of any cash received for such Creation Units. The IRS, however, may assert that

22 WisdomTree Trust Prospectus

a loss that is realized upon an exchange of securities for Creation Units may not be permitted to be currently deducted under the rules governing “wash sales” (for a person who does not mark-to-market their holdings), or on the basis that there has been no significant change in economic position.

Gain or loss recognized by an Authorized Participant upon an issuance of Creation Units in exchange for non-U.S. currency will generally be treated as ordinary income or loss. Gain or loss recognized by an Authorized Participant upon an issuance of Creation Units in exchange for securities, or upon a redemption of Creation Units, may be capital or ordinary gain or loss depending on the circumstances. Any capital gain or loss realized upon an issuance of Creation Units in exchange for securities will generally be treated as long-term capital gain or loss if the securities have been held for more than one year. Any capital gain or loss realized upon the redemption of a Creation Unit will generally be treated as long-term capital gain or loss if the Fund shares comprising the Creation

WisdomTree Trust Prospectus 23

Unit have been held for more than one year. Otherwise, such capital gains or losses are treated as short-term capital gains or losses.

A person subject to U.S. federal income tax with the U.S. dollar as its functional currency who receives non-U.S. currency upon a redemption of Creation Units and does not immediately convert the non-U.S. currency into U.S. dollars may, upon a later conversion of the non-U.S. currency into U.S. dollars, recognize any gains or losses resulting from fluctuations in the value of the non-U.S. currency relative to the U.S. dollar since the date of the redemption. Any such gains or losses will generally be treated as ordinary income or loss.

Persons exchanging securities or non-U.S. currency for Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction and whether the wash sales rules apply and when a loss might be deductible. If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many Fund shares you purchased or redeemed and at what price.

Distribution

Foreside Fund Services, LLC (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor’s principal address is Three Canal Plaza, Suite 100, Portland, Maine 04101. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund.

Premium/Discount and NAV Information

Information regarding the Fund’s NAV and how often shares of the Fund traded on the Listing Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund during the past calendar year and most recent calendar quarter is available at www.wisdomtree.com.

Additional Notices

Listing Exchange

Shares of the Fund are not sponsored, endorsed, or promoted by the Listing Exchange. The Listing Exchange is not responsible for the determination of the timing of, prices of, or quantities of the shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. The Listing Exchange has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing, or trading of the shares of the Fund.

Without limiting any of the foregoing, in no event shall the Listing Exchange have any liability for any lost profits or indirect, punitive, special, or consequential damages even if notified of the possibility thereof.

WisdomTree and the Fund

WisdomTree Investments and WisdomTree Asset Management (together, “WisdomTree”) and the Fund make no representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly. WisdomTree Investments is the licensor of trademarks, service marks and trade names of the Fund. WisdomTree Investments is not responsible for, and has not participated in, the determination of the timing of, prices of, or quantities of shares of the Fund to be issued or in the determination or calculation of the equation by which the shares of the Fund are redeemable.

24 WisdomTree Trust Prospectus

Financial Highlights

The Fund’s shares had not commenced operations prior to the date of this Prospectus and therefore do not have financial information.

WisdomTree Trust Prospectus 25

WisdomTree Trust
250 West 34th Street, 3rd Floor
New York, NY 10119

The Fund’s current SAI provides additional detailed information about the Fund. The Trust has electronically filed the SAI with the SEC. It is incorporated by reference in this Prospectus.

Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports to shareholders. In the annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance after the first fiscal year the Fund is in operations.

To make shareholder inquiries, for more detailed information on the Fund, or to request the SAI or annual or semi-annual shareholder reports, as applicable, free of charge, please:

© 2022 WisdomTree Trust

WisdomTree Funds are distributed in the U.S. by
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101

WisdomTree® is a registered mark of WisdomTree Investments, Inc.

INVESTMENT COMPANY ACT FILE NO. 811-21864
WIS-PR-SHCK-0522

Call:	1-866-909-9473 Monday through Friday 9:00 a.m. to 5:30 p.m. (Eastern time)	Write:	WisdomTree Trust c/o Foreside Fund Services, LLC Three Canal Plaza, Suite 100 Portland, Maine 04101

Visit:	www.wisdomtree.com

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep this Prospectus for future reference.